Exhibit 99.1

United States Commodity Index Funds Trust

United States Commodity Index Fund

Monthly Account Statement

For the Month Ended June 30, 2023

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$300,413
Unrealized Gain (Loss) on Market Value of Commodity Futures	4,505,805
Dividend Income	383,787
Interest Income	334,316
ETF Transaction Fees	1,050
Total Income (Loss)	$5,525,371

Expenses
Management Fees	$113,634
Professional Fees	27,721
Brokerage Commissions	9,388
Directors' Fees and insurance	5,621
Total Expenses	$156,364
Net Income (Loss)	$5,369,007

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 6/1/23	$171,724,805
Withdrawals (200,000 Shares)	(10,795,230)
Net Income (Loss)	5,369,007

Net Asset Value End of Month	$166,298,582
Net Asset Value Per Share (3,100,000 Shares)	$53.64

To the Shareholders of United States Commodity Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended June 30, 2023 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Commodity Index Fund

United States Commodity Funds LLC

1850 Mt. Diablo Boulevard, Suite 640

Walnut Creek, CA 94596

United States Commodity Index Funds Trust

United States Copper Index Fund

Monthly Account Statement

For the Month Ended June 30, 2023

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$(2,838,575)
Unrealized Gain (Loss) on Market Value of Commodity Futures	6,589,000
Dividend Income	300,285
Interest Income	243,367
ETF Transaction Fees	700
Total Income (Loss)	$4,294,777

Expenses
Management Fees	$70,596
Professional Fees	34,254
Brokerage Commissions	2,633
Directors' Fees and insurance	7,070
Total Expenses	$114,553
Net Income (Loss)	$4,180,224

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 6/1/23	$127,831,965
Additions (50,000 Shares)	1,138,881
Withdrawals (100,000 Shares)	(2,313,636)
Net Income (Loss)	4,180,224

Net Asset Value End of Month	$130,837,434
Net Asset Value Per Share (5,650,000 Shares)	$23.16

To the Shareholders of United States Copper Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended June 30, 2023 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Copper Index Fund

United States Commodity Funds LLC

1850 Mt. Diablo Boulevard, Suite 640

Walnut Creek, CA 94596

United States Commodity Index Funds Trust

Monthly Account Statement

For the Month Ended June 30, 2023

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$(2,538,162)
Unrealized Gain (Loss) on Market Value of Commodity Futures	11,094,805
Dividend Income	684,072
Interest Income	577,683
ETF Transaction Fees	1,750
Total Income (Loss)	$9,820,148

Expenses
Management Fees	$184,230
Professional Fees	61,975
Brokerage Commissions	12,021
Directors' Fees and insurance	12,691
Total Expenses	$270,917
Net Income (Loss)	$9,549,231

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 6/1/23	$299,556,770
Additions (50,000 Shares)	1,138,881
Withdrawals (300,000 Shares)	(13,108,866)
Net Income (Loss)	9,549,231

Net Asset Value End of Month	$297,136,016

To the Shareholders of the Series of the United States Commodity Index Funds Trust:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended June 30, 2023 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Commodity Index Funds Trust

United States Commodity Funds LLC

1850 Mt. Diablo Boulevard, Suite 640

Walnut Creek, CA 94596